Placement Agency Agreement


                                                       July 2, 1997

The Zanett Securities Corporation
767 Fifth Avenue
New York, New York 10153

Gentlemen:

         This agreement ("Agreement") will confirm that Network Imaging Corporation, a Delaware corporation (the "Company"), has retained The Zanett Securities Corporation ("Zanett" or the "Placement Agent") as its exclusive placement agent to assist the Company, during the six-week period commencing on the date hereof ("Term"), on a "best-efforts" basis, with the placement of shares of the Company's Series K preferred stock (the "Preferred Shares") and Warrants (the "Warrants") to purchase shares of the Company's Common Stock
("Common Stock"), at an aggregate purchase price of up to $11,000,000, substantially on the terms and conditions set forth herein. The Preferred Shares will be convertible into shares of Common Stock substantially upon the terms and subject to the limitations and conditions set forth in the term sheet, attached hereto as Exhibit A ("Term Sheet"). The Company agrees that during the Term, Zanett shall have the exclusive right to offer and place the Preferred Shares and the Warrants and that all conversations, negotiations, documents and other materials exchanged between the Company and the Placement Agent shall not be disclosed or released to any third party without the prior written consent of Zanett; provided, that the Company may disclose such materials to its counsel and accountants and may disclose the terms of the Offering to Friedman, Billings & Ramsey so long as each of such parties agrees to respect the confidentiality obligations established hereby in accordance with the terms hereof.

         The Preferred Shares are being offered to "accredited investors" in accordance with Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Each prospective investor ("Investor") subscribing to purchase the Preferred Shares will be required to deliver, among other things, a securities purchase agreement between the Company and the Investor ("Securities Purchase Agreement") in form and substance reasonably satisfactory to Zanett and the Company, representing and warranting, among other things, that such Investor is an "accredited investor" as such term is defined in Regulation D. Contemporaneous with the execution and delivery of the Securities Purchase Agreement, the Investors shall execute and deliver a Registration Rights Agreement (the "Registration Rights Agreement") in form and substance reasonably satisfactory to Zanett and the Company pursuant to which the Company will agree to provide the Investors certain registration rights under the Securities Act.

         The Securities Purchase Agreement and the Registration Rights Agreement are referred to herein collectively as the "Offering Documents." The offering of Preferred Shares and Warrants described in the Offering Documents is referred to herein as the "Offering."

         1. Appointment of Placement Agent. Zanett is hereby appointed Placement Agent of the Company for the purposes of assisting the Company in finding qualified Investors to participate in the Offering. In accepting this engagement, Zanett represents to the Company it is registered as a broker dealer under the laws of the United States and will not solicit any person in any jurisdiction in which it is not registered as a broker dealer. Moreover, Zanett shall not engage in any "general advertising" or "general solicitation" in connection with the Offering, as such terms are defined in Regulation D under the Securities Act. The Investors are required to submit, by wire transfer, full payment for their respective investments at the time they enter into the

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Securities  Purchase  Agreement  and all such payments  received from  Investors shall be held in an escrow account at First Union National Bank of Georgia or such other reputable entity as may be designated by the Placement Agent (the "Escrow Agent"). On the basis of the representations and warranties and subject to the terms and conditions contained herein, Zanett hereby accepts such agency and agree to assist the Company in finding qualified Investors to participate in the Offering. In performing services hereunder Zanett shall only utilize such information as is contained in the Offering Documents, the SEC Documents (as defined below) or in publicly available documents and information provided to Zanett or its representatives by the Company in connection with its engagement hereunder and Zanett shall not make any statements to any Investors which are inconsistent with such information. Zanett's agency hereunder is not terminable by the Company except upon termination of the Offering or at the end of the Term. Upon termination of the Offering, all subscriptions received, if any, shall be returned to Investors.

         2. Closing; Placement Fee and Warrant; Expenses.

                  (a) Closing. Upon satisfaction of the conditions to closing contained in the Securities Purchase Agreement, the closings (each a "Closing") of the purchase and sale of the Preferred Shares and Warrants shall take place at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers or such other mutually agreed place, at such times and dates (the "Closing Dates") agreed upon between the Placement Agent, the Investors and the Company.

                  (b) Procedures at Closing.  At each Closing:

                           (i) The  Placement  Agent on behalf of itself and the
Investors shall receive the opinion of Company's outside legal counsel, dated as of the applicable Closing Date, in such form as may be reasonably acceptable to the Placement Agent and its counsel.

                           (ii) Counsel for  the  Placement  Agent shall receive
certificates from the Company, signed by the President or a Vice President thereof, certifying that attached thereto is a true and correct copy of resolutions adopted by the Company's Board of Directors authorizing (A) the execution, delivery and performance of this Agreement, the Placement Warrants (as defined below), the Securities Purchase Agreement, the Registration Rights Agreement and other documentation related to the Offering, and (B) the issuance of the Preferred Shares and Warrants and the Common Stock and other securities (if any) issuable upon conversion of the Preferred Shares and exercise of the Warrants and the Placement Warrants, and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect.

                           (iii) The Certificate of Designation  shall have been
accepted for filing with the Secretary of State of Delaware, and a copy thereof certified by such Secretary of State shall be delivered to the Placement Agent on behalf of itself and the Investors.

                           (iv) The  Placement   Agent  shall  have  received  a
certificate of good standing of the Company, dated as of a recent date, from the Secretary of State of the State of Delaware.

                           (v) There  shall  be  delivered  on   behalf  of each
Investor two copies of the Securities Purchase Agreement and Registration Rights Agreement signed by each Investor and accepted by the Company.

                           (vi) Each Investor shall have delivered to the Escrow
Agent the full purchase price for his respective number of shares of Preferred Shares and Warrants being purchased at such Closing.

                           (vii) The  Company shall have delivered duly executed
certificates (in such denominations as such Investor shall request) representing

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the  Preferred  Shares and  Warrants  being so  purchased at such Closing to the
Escrow Agent.

                           (viii) The Company shall have delivered duly executed
warrant certificates (in such denominations as the Placement Agent shall request) representing the Placement Warrants being issued to Zanett, its affiliates, assigns or designees at such Closing.

                           (ix) The  Company   and  the  Placement  Agent  shall
instruct the Escrow Agent to pay to the Company the purchase price (the "Purchase Price") for the Preferred Shares and Warrants subscribed for at such Closing, less the Placement Agent Fee (as defined below), out of the funds on deposit in the escrow account, as such funds are received from Investors whose Securities Purchase Agreement have been accepted.

                  (c) Placement Fee. Simultaneously with payment for and delivery of the Preferred Shares and Warrants at each Closing under the Securities Purchase Agreement as provided in paragraph 2(a) above, the Escrow Agent shall pay to the Placement Agent from the funds on deposit a commission equal to eight percent (8%) of the aggregate gross proceeds received by the Company from the sale of the Preferred Shares and Warrants sold at such Closing (the "Placement Agent Fee"). Such Placement Agent Fee shall be payable to Zanett by wire transfer, in accordance with Zanett's written wiring instructions.

                  (d) Warrants. In addition to the Placement Agent Fee, at each Closing under the Securities Purchase Agreement, the Company shall issue to the Placement Agent, its affiliates, assigns or designees, warrants (the "Placement Warrants") in substantially the form of the Warrants (except that the Placement Warrants will have an exercise price equal to the closing price of the Company's Common Stock on the date of the First Closing) to purchase such number of shares of the Company's Common Stock, as is equal to eight percent (8%) of the quotient obtained by dividing the aggregate Purchase Price of all Preferred Shares and Warrants issued at such Closing divided by the initial exercise price of the Placement Warrants. The shares of the Company's Common Stock issuable upon exercise of the Placement Warrants shall constitute "Registrable Securities" under the Registration Rights Agreement.

                           The certificates representing the Placement  Warrants
shall be in such denominations as Zanett may request prior to Closing. The shares of the Company's Common Stock issuable upon exercise of the Placement Warrants shall herein be referred to as the "Warrant Shares."

                  (e) Expenses of Offering. The Company shall be responsible for and shall bear all expenses directly and necessarily incurred by it in connection with the Offering including, but not limited to, the following: filing fees, registrar and transfer agent fees, investigatory fees (including, but not limited to travel and lodging expenses), issuer's counsel and accounting fees, blue sky fees and counsel, if any and issue and transfer taxes, if any. In the event a Closing does not occur during the Term, the Company shall reimburse the Placement Agent for its reasonable out-of-pocket expenses incurred in connection with the Offering (the amount of such reimbursement not to exceed $17,500).

                  (f) Lockup. The Company agrees that, during the period beginning on the date hereof and ending eighteen (18) months following the later of the date hereof and the date of the first Closing (the "Lock Up Period"), it will not, without the prior written consent of the Placement Agent, negotiate or contract with any Investor or any other party introduced to the Company by Placement Agent to obtain additional equity financing (including debt financing with an equity component) in any form.

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         3. Representations and Warranties and Covenants of the Company.

                  (a) The Company represents and warrants to Zanett that this Agreement has been duly authorized, executed and delivered by the Company and, assuming the due execution by Zanett, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                  (b) The Company  has  delivered  to Zanett  true and  complete copies of all reports, schedules, forms, statements and other documents required to be filed by the Company on or after December 31, 1993 with the Securities and Exchange Commission (the "SEC") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and, except as set forth in the Offering Documents (including the schedules thereto) at the time of the first closing thereunder, none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 1996, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

                  (c) The Company recognizes and confirms that Zanett (i) is authorized to assist the Company in the structuring of the Offering with any prospective purchaser who is an "accredited investor" as defined in Regulation D under the Securities Act and to provide copies of the SEC Documents and forms of the Securities Purchase Agreement and other legal documentation to prospective purchasers of the Company's securities in connection with the performance of Zanett's services hereunder and (ii) does not assume responsibility for the accuracy or completeness of the SEC Documents or the Offering Materials.

                  (d)  In  addition  to  the   foregoing,   the  Company  hereby
incorporates by reference all of the representations and warranties and covenants to be set forth in the Securities Purchase Agreement and the other Offering Documents with the same force and effect as if specifically set forth herein.

                  (e) In the event any current officer, director, employee, consultant or other agent ceases, subsequent to the date hereof, to have such

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relationship  with the Company and such  cessation  has, or is likely to have, a material adverse effect on the Company, taken as a whole, the Company shall promptly notify Zanett of such event, which notification shall comprehensively describe such circumstances. The Company shall, on a regular basis, provide to Zanett updates of any material litigation and/or governmental proceedings which could reasonably be expected to have a material adverse effect on the business of the Company. The Company shall promptly provide to Zanett notice of any event of default under any agreement or other document with any lender or holder of any security of the Company. Anything contained herein to the contrary notwithstanding, Placement Agent's obligations to proceed with the Offering is conditioned upon Placement Agent's due diligence investigation of the Company. Zanett shall be fully informed by the Company of any events which might have a material affect on the financial condition of the Company. If, in Zanett's opinion, the condition of the Company, financial or otherwise, and its prospects are affected in a material and/or adverse manner and do not fulfill our expectations, Zanett shall have the sole discretion to review and determine its continued interest the Offering. Any information included in the Offering Documents (including the schedules thereto) at the time of the first closing thereunder shall constitute notification to Zanett hereunder.

                  (f) The Company shall make available, during regular business hours, all records and books of account of the Company for inspection by Zanett. The Company shall permit Zanett, during regular business hours, to inspect its properties.

                  (g) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Placement Warrants in accordance with the terms hereof. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including without limitation the issuance of the Placement Warrants and the reservation of the Warrant Shares issuable upon exercise thereof ) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required.

                  (h) The Placement Warrants (and the Warrant Shares issuable upon exercise of the Placement Warrants) are duly authorized and validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholder of the Company.

                  (i) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (A) result in a violation of the Company's Certificate of Incorporation or By-laws or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except, with respect to clause (B), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the operation, properties, prospects or financial condition of the Company ("Material Adverse Effect")). Except as set forth in the Offering Documents (including the schedules thereto) at the time of the first closing thereunder, the Company is not in violation of its Certificate of Incorporation or By-laws and is not in default (and no event has occurred which with notice or lapse of time of both would put the Company in default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, except for possible defaults as would not, individually or in the aggregate, have a

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Material Adverse Effect. The business of the Company is not being conducted, and shall not be conducted, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not require to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

                  (j) The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of Warrant Shares to provide for the full exercise of the outstanding Placement Warrants.

                  (k) The Company shall promptly secure the listing of the Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Warrant Shares from time to time issuable upon exercise of the Warrants.

                  (l) For so long as any Preferred Shares are outstanding, the Company shall (i) inform Zanett of the time, place and subject matter of any informal or formal meetings of its Board of Directors (including any executive or similar committee thereof) at the same time that it provides such information to its directors entitled to participate in such meeting and (ii) permit Zanett to designate one individual to attend and participate in each of such meetings.

         4. Publicity. The Company shall not make any reference to Zanett or to any of its affiliates in any release or other communication without Zanett's prior written consent. Without Zanett's prior written consent, no advice rendered by Zanett in connection with the services performed by Zanett pursuant to this Agreement will be quoted by the Company, its affiliates or representatives nor will any such advice be referred to in any report, document, release or other communication, whether oral or written, prepared or issued or transmitted by such person, except to the extent required by law (in which case the appropriate party shall so advise Zanett in writing prior to such use and shall consult with Zanett with respect to the form and timing of the disclosure).

         5. Indemnification and Contribution.

                  (a) To the extent permitted by law, the Company will indemnify, hold harmless and defend Zanett and each of its directors, officers, partners, members, employees, agents and each person who controls Zanett within the meaning of the Securities Act or the Exchange Act, if any, (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any transaction contemplated by this Agreement, the retention of Zanett as Placement Agent under this Agreement, the performance of services by Zanett hereunder or any involvement or alleged involvement of Zanett in the Offering or (ii) any breach of any of the Company's representations, warranties or covenants contained herein. The Company shall reimburse each of the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by an Indemnified Person in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5(a) shall not (i) apply in instances where

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the Claims  were  primarily  the result of  Zanett's  gross  negligence,  wilful misconduct or violation of any law, regulation or obligation of Zanett under this Agreement, and (ii) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.

                  (b) Promptly after receipt by an Indemnified Person under this
Section  5  of  notice  of  the  commencement  of  any  action   (including  any
governmental action), such Indemnified Person shall, if a Claim in respect thereof is made against the Company under this Section 5, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnified Person; provided, however, that an Indemnified Person shall have the right to retain its own counsel, with the fees and expenses to be paid by the Company, if, in the reasonable opinion of counsel retained by the Indemnified Person, the representation by such counsel of the Indemnified Person and the Company would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by the Company's counsel in such proceeding. To the extent the Indemnified Persons retain counsel pursuant to the immediately preceding sentence, the Company shall pay for only one separate legal counsel for the Indemnified Persons, and such legal counsel shall be selected by Placement Agent. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 5, except to the extent that the Company is actually prejudiced in its ability to defend such action. The indemnification required by this Section 5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                  (c) To the extent any indemnification by the Company of an Indemnified Person is prohibited or limited by law or otherwise unavailable in respect of any Claim, the Company agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 5 to the fullest extent permitted by law. In this regard, the Company shall contribute to the amount paid or payable by such Indemnified Person as a result of any such Claim (i) in such portion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Indemnified Person, on the other, from the structuring and issuance of the securities in the Offering or any other transaction in which Zanett rendered services hereunder or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Indemnified Person, on the other, in connection with untrue statements or omissions or other actions (or alleged untrue statements, omissions or other actions) which resulted in such Claim as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Indemnified Person, on the other, shall be deemed to be in the same proportion as the total gross proceeds received by the Company in the Offering or any other financing bears to such Indemnified Person's compensation. The relative fault of the Company on the one hand and of the Indemnified Person on the other shall be determined by reference to, among other things, whether such untrue statements or omissions or other actions (or alleged untrue statements, omissions or other actions) relate to information supplied or action taken by the Company, on the one hand, or by the Indemnified Person, on the other, and the relevant persons' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements, omission or actions. The amount paid or payable by a party as a result of the Claim shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The Company and Zanett agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

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

                  (d) The aforesaid indemnity and contribution agreements shall apply to any related activities engaged in by any Indemnified Person on or after the date hereof and to any modification of Zanett's engagement hereunder, and shall remain in full force and effect regardless of any investigation made by or on behalf of Placement Agent or any of its agents, employees, officers, directors or controlling persons and shall survive the issuance of any securities in any transaction referred to hereunder (including the Offering) and any termination of this Agreement or Placement Agent's engagement hereunder. The Company agrees to promptly notify Zanett of the commencement of any litigation or proceeding against it or any of its directors, officers, agents or employees in connection with the transactions contemplated hereby.

                  (e) The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company, its owners, creditors or security holders for or in connection with advice or services rendered or to be rendered by Zanett pursuant to this Agreement, the transactions contemplated hereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions except for liabilities (and related expenses) of the Company that are determined by a final judgment of a court of competent jurisdiction to have resulted primarily from such Indemnified Party's gross negligence or wilful misconduct in connection with any such advice, actions, inactions or services or from Zanett's violation of any law, regulation or obligation of Zanett under this Agreement.

         6. Survival of Certain Provisions. The representations, warranties and covenants provisions contained in Section 3 and Section 5 shall remain operative and in full force and effect until that date which is three (3) years from the date hereof regardless of (a) any completion or termination of any financing contemplated by this Agreement (including the Offering), (b) any termination of this Agreement, or (c) any investigation made by or on behalf of Placement Agent or any affiliate of Placement Agent, and shall be binding upon, and shall inure to the benefit of, any successors, assigns, heirs and personal representatives of the Company, Zanett, the Indemnified Parties and any holder of Warrants.

         7. Miscellaneous.

                  (a) All notices, requests, demands and other communications which are required or may be given hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, receipt acknowledged or five (5) days after being sent by registered or certified mail, return receipt requested, postage prepaid. All notices shall be made to the parties at the addresses designated above or at such other or different addresses which party may subsequently provided with notice thereof, and, to their respective legal counsel, as follows:

                           (i)  If to Placement Agent, to

                                The Zanett Securities Corporation
                                767 Fifth Avenue
                                New York, NY 10153
                                Attn.: Claudio Guazzoni

                                  -with a copy to -

                                Klehr, Harrison, Harvey, Branzburg & Ellers
                                1401 Walnut Street
                                Philadelphia, PA 19102
                                Attn.: Todd L. Silverberg, Esquire

                           (ii) If to the Company, to

                                Network Imaging Corporation
                                500 Huntmar Park Drive
                                Herndon, VA 20170
                                Attn.:  President

                                  -with a copy to -

                                General Counsel's Office
                                Network Imaging Corporation
                                500 Huntmar Park Drive
                                Herndon, VA 20170

                  (b) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  (c) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to its conflict of laws provisions). The Company hereby irrevocably submits to the exclusive jurisdiction of the Federal and New York state courts located in the City of New York in connection with any suit, action or proceeding related to this Agreement or any of the matters contemplated hereby, irrevocably waives any defense of lack of personal jurisdiction and irrevocably agrees that all claims in respect of any suit, action or proceeding may be heard and determined in any such court. The Company irrevocably waives, to the fullest extent it may effectively do so under applicable law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The Company further agrees to pay or reimburse Zanett for all reasonable costs and expenses incurred by Placement Agent in connection with the enforcement of any of its right under this Agreement, including without limitation, all attorneys fees and expenses of its counsel.

                  (d) The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

                  (e) This Agreement may not be modified or amended except in writing duly sworn by the parties hereto.

                  (f) If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  (g) Each party to this Agreement has participated in the negotiation and drafting of this Agreement. As such, the language used herein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.






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                                      -9-

         Please sign and return the original and one copy of this letter to indicate your acceptance of the terms set forth herein whereupon this letter and your acceptance shall constitute a binding agreement between you and the Company.


                                                Very truly yours,

                                                NETWORK IMAGING CORPORATION



                                                By:
                                                   -------------------------
                                                   Name:
                                                   Title:


Accepted and Agreed to
this 2nd day of July, 1997.


THE ZANETT SECURITIES CORPORATION


By:
   -------------------------
   Name:  Claudio Guazzoni
   Title: Managing Director































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